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                                                                Exhibit 10.23(c)
                                                                ----------------

                                 LEUKOSITE, INC.

                                SECOND AMENDMENT
                                       TO
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN
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       This SECOND AMENDMENT (this "Amendment") to the Amended and Restated 1993
Stock Option Plan (the "Plan") of LeukoSite, Inc., a Delaware corporation (the "Company"), is being adopted by resolution of the Board of Directors at a meeting held on February 9, 1998 (the "Effective Date"). Effective from and after the Effective Date, the Plan is hereby amended as follows:

       1. Section 8.1 of the Plan hereby is amended by replacing the number "2,000" in the seventh (7th) line thereof with the number "5,000", said amendment being for the purpose of increasing the total number of shares of common stock, $.01 par value per share, that are to be granted as Annual Formula Grants to Eligible Directors.

       Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.